DRAFT 04.07.2021 Exhibit 99.1

Cautionary Notice Regarding Forward-Looking Statements This presentation and management’s related discussion regarding Mid Penn Bancorp, Inc. (“Mid Penn”) contains estimates, predictions, opinions, projections and other “forward-looking statements” as that phrase is defined in the Private Securities Litigation Reform Act of 1995. Forward-looking statements include, without limitation, statements relating to the impact Mid Penn expects its recently completed merger with Riverview Financial Corporation (“Riverview”) to have on the combined entity’s operations, financial condition, and financial results, and Mid Penn’s expectations about its ability to successfully integrate their respective businesses and the amount of cost savings and overall operational efficiencies Mid Penn expects to realize as a result of the acquisition. The forward-looking statements also include predictions or expectations of future business or financial performance, as well as goals and objectives for future operations, financial and business trends, business prospects, and management’s outlook or expectations for earnings, revenues, expenses, capital levels, liquidity levels, asset quality or other future financial or business performance, strategies or expectations. The words “believe,” “intend,” “expect,” “anticipate,” “strategy,” “plan,” “estimate,” “approximately,” “target,” “project,” “propose,” “possible,” “potential,” “should” and similar expressions, among others, generally identify forward-looking statements. Such forward-looking statements are based on various assumptions (many of which are beyond the control of Mid Penn) and are subject to risks and uncertainties (which change over time) and other factors which could cause actual results to differ materially from those currently anticipated. Such risks and uncertainties include, but are not limited to: the risk that the businesses of Mid Penn and Riverview will not be integrated successfully; the possibility that the cost savings and any synergies or other anticipated benefits from the acquisition may not be fully realized or may take longer to realize than expected; disruption from the acquisition making it more difficult to maintain relationships with employees, customers or other parties with whom Mid Penn or Riverview have business relationships; diversion of management time on merger-related issues; the reaction to the transaction of the companies’ customers, employees and counterparties; uncertainty as to the extent of the duration, scope, and impacts of the COVID-19 pandemic on Mid Penn; and other factors, many of which are beyond the control of Mid Penn. We refer you to the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Mid Penn’s Annual Report on Form 10-K for the year ended December 31, 2021, and any updates to those risk factors set forth in Mid Penn’s Quarterly Reports on Form 10-Q, Current Reports on Form 8-K and other filings, which have been filed by Mid Penn with the SEC and are available on the SEC’s website at www.sec.gov. All forward-looking statements, expressed or implied, included herein are expressly qualified in their entirety by the cautionary statements contained or referred to herein. The actual results or developments anticipated may not be realized or, even if substantially realized, they may not have the expected consequences to or effects on Mid Penn or its respective businesses or operations. We caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date on which they are made. Mid Penn does not undertake any obligation, and specifically declines any obligation, to revise or update any forward-looking statements, whether as a result of new information, future developments or otherwise, except as specifically required by law. Third Party Sources and Non-GAAP Financial Measures Certain information contained in this presentation and statements made orally during this presentation relate to or are based on publications and other data obtained from third-party sources. While Mid Penn believes these third-party sources to be reliable as of the date of this presentation, Mid Penn has not independently verified, and makes no representation as to the adequacy, fairness, accuracy or completeness of, any information obtained from third-party sources. This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of certain non-GAAP financial measures to GAAP financial measures are provided in the Appendix. Numbers in this presentation may not sum due to rounding. Forward-Looking Statements / Non-GAAP Disclosures

Mid Penn Bancorp, Inc. Overview at June 30, 2022 Note: Financial information as of June 30, 2022. Source: S&P Global Market Intelligence, Company Documents. (1) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation. (2) Annualized financial metric. Banking subsidiary: Mid Penn Bank (est. 1868), state chartered non member bank and trust company, headquartered in Millersburg, PA A PA based commercial bank operating strategically in western, central and eastern markets 43 active full-service retail banking locations in the counties of Dauphin, Schuylkill, Cumberland, Berks, Clearfield, Perry, Westmoreland, Bucks, and Lancaster Implemented Branch Optimization Plan with 16 branches closed since March 2022 Dedicated to providing comprehensive banking and trust services, including wealth management Highly active during 2021 with key strategic initiatives Completed $75 million common stock follow-on offering on May 4, 2021 Closed acquisition of Riverview Financial for $143 million on November 30, 2021 Assets Loans Deposits $4.3 B $3.2 B $3.7 B Holding Company for Mid Penn Bank Franchise Highlights

Strengthening Presence Across Pennsylvania as a Premier Community Bank Top Pennsylvania Headquartered Community Banks1,2 Branch Map Harrisburg MSA Deposit Market Share2 Top-5 Deposit Market Share by County Source: S&P Global Market Intelligence, FDIC. (1) Community Banks defined as banks with less than $10B in total assets. (2) Based on FDIC data as of 6/30/2021 adjusted for branch closures/openings since 6/30/2021. (3) Total Assets data as of most recent quarter reported. MPB (43)

Q2 2022 Highlights Source: S&P Global Market Intelligence, Company Documents. Note: Financial information as of or for the quarter ended June 30, 2022. Note: Net interest income includes $652 thousand PPP processing fees for the three months ended June 30, 2022 (1) Annualized number, excludes impact of Paycheck Protection Program administered by the U.S. Small Business Administration and Loans Held for Sale. Key Statistics Selected Highlights

Demonstrated Ability to Drive Balance Sheet Growth Gross Loans ($M) 1 Total Assets ($M) Source: S&P Global Market Intelligence, Company Documents. (1) Excludes Loans Held for Sale; includes PPP loans totaling $388M in 2020, $111M in 2021, and $5.0M in 2022Q2. (2) Represents organic loan growth (total loans (excluding LHFS and PPP loans)). +30% CAGR +28% CAGR Core Loans ($M) 2 Total Deposits ($M)

Well-Positioned in a Challenging Environment AFS Securities / Total Assets YTD TBV Growth Source: S&P Global Market Intelligence, Company Documents. Note: Financial data as of 2022 Q2 unless otherwise stated. MRQ = Most recent quarter. LTM = Last twelve months. (1) Includes nationwide major exchange-traded banks and thrifts with most recent quarter total assets between $1 and $5 billion, excluding merger targets and mutuals. (2) Excludes banks from the peer group that completed M&A from 6/30/2021 – 6/30/2022. (3) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation. LTM Organic Loan Growth (ex. PPP and acquired loans) MRQ Efficiency Ratio(3) MRQ NPAs / Assets MPB Rank: 88th Percentile MPB Rank: 81st Percentile MPB Rank: 72nd Percentile (1) (1) (1,2) (1) (1) MPB Rank: 55th Percentile MPB Rank: 79th Percentile

Deployment of critical cloud-based systems including nCino, Salesforce CRM, and Encompass Introduction of Robotic Process Automation In-branch cash recyclers Enhancements to video conferencing and remote learning capabilities Completely virtualized operating environment A.I.-based anomaly detection Multi-layer security posture Extensive internal cybersecurity training and customer messaging Continued Focus on Technology Recently Initiated MPB Launchpad

Mid Penn Investment Highlights Experienced management team focused on driving franchise value History of consistent earnings, dividend and book value growth Strong asset quality results over the last 8 years resulting from an exceptional risk management culture Clearly identified strategic initiatives to drive profitability and shareholder returns Proven ability to acquire and successfully integrate franchises Complimentary markets of operation provide low cost, stable deposits and higher growth lending opportunities Long track record and demonstrated ability to drive balance sheet growth

Creating a Premier Community Bank in Pennsylvania: A Lookback Source: S&P Global Market Intelligence; Company Documents. (1) Community Banks defined as banks with less than $10B in total assets. (2) Annualized financial metric. (3) Non-GAAP financial metric. Please see Appendix for GAAP to non-GAAP reconciliation. Acquisition Expectations Performance Post Completion

Long History of Enhancing Shareholder Value Compound Tangible Book Value per Share + Dividends (Non-GAAP) Growth Source: S&P Global Market Intelligence. Note: National Peers include 137 nationwide banks with between $1-5B of Total Assets as of June 30, 2022. Total Asset Growth CAGR’s calculated through to 2022 Q2

Five-Year Return to Shareholders Total Return Performance Source: S&P Global Market Intelligence. Note: Market data as of 9/13/2022. (1) Proxy peers are a custom peer group disclosed in the 2022 MPB proxy filed 3/24/2022; includes: CCNE, FRBK, EBTC, AROW, BCBP, CATC, FCBC, FRST, AMNB, PFIS, SMMF, ORRF, FRBA, MVBF, CVLY, BWFG, TCFC, CHMG, ACNB, PWOD, CZNC (Howard Bancorp, Inc. & Premier Financial Bancorp both excluded after acquisitions by F.N.B. & Peoples respectively). Total Return: $100 invested in Mid Penn Bancorp, Inc. Stock (NASDAQ: MPB) as of Dec 31, 2015, and held through Sept. 13, 2022 returned a cumulative 118%. Comparatively, the KRX (KBW Nasdaq Regional Bank Index) averaged a lower cumulative return of 59% for the same period. (1)

Appendix

Experienced Management Team Source: Company Documents. RORY RITRIEVI Chief Executive Officer Mr. Rory G. Ritrievi joined Mid Penn Bank and parent company Mid Penn Bancorp, Inc. in 2009 as President and Chief Executive Officer. Prior to joining Mid Penn, Mr. Ritrievi served as Market President and Chief Lending Officer of Commerce Bank/Harrisburg. Mr. Ritrievi has over 35 years of experience in the financial services industry and is a licensed, but non-practicing attorney in the Commonwealth of Pennsylvania. He currently serves on the Advisory Board for Widener Law Commonwealth’s Business Advising Certificate Program, serves on the Board of Directors of the Harrisburg Area YMCA, and serves on the Board of the Pennsylvania Breast Cancer Coalition and is an active member of his community. Mr. Ritrievi holds a Juris Doctor from Widener University School of Law and a Bachelor’s Degree in Economics from the University of Pittsburgh. Allison Johnson Chief Financial Officer, SEVP Ms. Allison S. Johnson joined Mid Penn Bank and parent company Mid Penn Bancorp, Inc. in 2022 as Senior Executive Vice President and Chief Financial Officer. In her role as Chief Financial Officer, Ms. Johnson is responsible for the overall financial management of the company, including accounting operations, interest rate risk, liquidity, financial planning, and mergers and acquisitions. She also serves as the financial advisor to the CEO and Board of Directors. Prior to joining Mid Penn, Ms. Johnson was Executive Vice President and Chief Financial Officer of Spirit of Texas Bank. Ms. Johnson is a certified public accountant and holds a Bachelor of Science degree in accounting from the University of Florida and a Master of Accounting from Florida State University. JUSTIN WEBB Chief Operating Officer, SEVP Mr. Justin T. Webb joined Mid Penn Bank in 2012 as Chief Credit Officer. In his current role as Senior Executive Vice President and Chief Operating Officer, he oversees the Bank’s administration, operations, credit, security/facilities groups, as well as the Bank’s acquisition transitions. He was previously employed by Bank of America and served as Vice President – Credit Risk Manager for the Commercial Real Estate Bank. Mr. Webb serves on the Board of Directors for Big Brothers Big Sisters of the Capital Region. Mr. Webb holds a Bachelor’s Degree in Finance from the University of Pittsburgh. SCOTT MICKLEWRIGHT Chief Revenue Officer, SEVP Mr. Scott W. Micklewright joined Mid Penn Bank in 2009 as Vice President and Senior Middle Market Loan Manager. Now serving as Senior Executive Vice President and Chief Revenue Officer, Mr. Micklewright oversees all aspects of net interest income generation, including all loan and deposit functions. As the primary catalyst to the development of a high performing calling team in commercial lending, cash management, residential mortgage, SBA and agricultural lending, he has built an integrated business development team during his time with Mid Penn. Mr. Micklewright holds a Bachelor’s Degree in Business Management from Millersville University. JOAN DICKINSON Chief Retail Officer, EVP Ms. Joan E. Dickinson, Executive Vice President and Chief Retail Officer, joined Mid Penn Bank in 2013 as a Vice President and Commercial Loan Officer and later served as a Regional President. Prior to joining Mid Penn, Ms. Dickinson served as a Vice President and Business Banker at Santander Bank. She started her career in banking at the former Meridian Bank in Reading, PA. Ms. Dickinson is very active in the community as a Rotarian and has served on many boards throughout the greater Harrisburg area. Ms. Dickinson has a Bachelor’s Degree in Accounting from Moravian College and an MBA from Lehigh University. Joseph Paese Director of Trust and Wealth Management, EVP Mr. Joseph L. Paese joined Mid Penn Bank as Exec. VP and Dir. of Trust and Wealth Management in 2016 with more than 38 years of experience in the industry. He previously served as Managing Executive at F.N.B. Corporation and First National Investment Advisors (RIA). Mr. Paese was the Founder, President & CEO of Legacy Trust Company and Legacy Investment Services in Harrisburg, PA. He is a licensed CFP and is a graduate of the National Trust and National Graduate Trust School of Northwestern University. He holds a Bachelor’s Degree in Finance from Shippensburg University.

Experienced Management Team (Continued) Source: Company Documents. Jordan D. Space Chief Corporate Development Officer, EVP Mr. Jordan D. Space joined Mid Penn Bank in 2022 as Executive Vice President and Chief Corporate Development Officer. In his role, he assists the CEO in the development of new lines of business across the corporation to increase market share and strengthen Mid Penn’s brand presence throughout the state. He previously served as Executive Vice President and Market President for S&T Bank. Mr. Space was recognized as one of Central Penn Business Journal’s Power 30 in Banking and Finance. He holds a Bachelor’s Degree in Finance from the University of Pittsburgh. Heather R. Hall Market President, EVP Ms. Heather R. Hall, Executive Vice President and Market President, joined Mid Penn Bank in 2016 in the commercial banking group. With over 20 years of experience in the finance and banking industries, Ms. Hall provides leadership and oversight of the Bank’s loan and deposit activities throughout the Capital and Lancaster regions. She is an active member of her community and serves on the Harrisburg Regional Chamber Board as well as their Finance Committee. Ms. Hall holds a Bachelor’s Degree in Business Administration from Shippensburg University. Ray M. Mincarelli, Jr. President of Commercial Real Estate, EVP Mr. Ray M. Mincarelli, Jr., Executive Vice President and President of Commercial Real Estate, has over 50 years of commercial banking experience. Mr. Mincarelli has been in the specialized lending area of Real Estate Finance throughout his career. He has also served on 17 bank mergers and acquisitions teams along with their respective transition teams. Mr. Mincarelli is very active in his community and has held many board positions as well as served as advisor to charitable foundations and private family trusts. Mr. Mincarelli is a U.S. Military Veteran having served six years of active duty and U.S. Military Reserves.

Franchise Snapshot: Corporate Structure Source: Company Documents. (1) MPB Management is a future potential business line currently in planning stages. Mid Penn Bancorp, Inc. Mid Penn Bank Consumer Banking Commercial Banking Trust and Wealth Management Services Retail Brokerage Private Banking Residential Lending MPB Financial Services MPB Wealth MPB Risk MPB Management 1 High / Ultra-High-Net Worth Comprehensive Investment & Wealth Management Property & Casualty Accident & Health Life Disability Employee Benefits Tax Advisory Family Office Philanthropic Management MPB Launchpad Early-stage Technology Investments Fintech & Depository convergence

Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings.

Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings.

Non-GAAP Reconciliation Source: S&P Global Market Intelligence, Company Filings.